Debentures	6 Months Ended
Jun. 30, 2026
Debentures [Abstract]
Debentures

Note 10 - Debentures

A.	Update to Terms of Debentures

In connection with a change in control of the Company in March 2026, and following discussions with the holders of the Company’s Debentures, on March 31, 2026 the holders of the Company’s Debentures approved certain amendments to the deeds of trust governing the Company’s Debentures.

The amendments included: (i) an amendment to the immediate repayment cause in connection with a change in control of the Company replacing the Company’s previous controlling shareholders with Nofar and Mr. Ofer Yanay, (ii) an increase in the annual interest rate commencing June 4, 2026 (for Series E - from 6.05% to 6.15%, for Series F - from 5.5% to 5.75% (this increase will be eliminated in the event, and for as long as, the Series F Debentures are rated above Baa1.il (or an equivalent rating)) and for Series G - from 6.34% to 6.59%, and (iii) decreases in the annual interest rate spread added to the Government Debenture Yield (as defined in the deed of trust governing the debentures) used to calculate the amount due to the holders of debentures in the event of an early redemption initiated by the Company (from 1.25% to 1% for series E; from 1.75% to 1.3% for Series F; and from 1.5% to 1.3% for Series G, all commencing June 4, 2026). In addition, the Company approached the Israeli court in a petition to decrease the conversion price of the Series D Convertible Debentures form NIS 165 per ordinary share to NIS 75.95 per ordinary share. The petition was approved on August 14, 2026.

As of June 30, 2026, the financial covenants under the Company’s outstanding Debentures were met.

B.	Early Repayment of Series E Secured Debentures

The Company’s Series E Secured Debentures were secured by a pledge on the shares of Ellomay Luzon Energy held by Ellomay Energy LP and on related capital notes and shareholder loans. Following the sale of the Ellomay Luzon Energy shares, on May 24, 2026 the Company repaid all outstanding Series E Secured Debentures in full.

Pursuant to the terms of the deed of trust governing the Series E Secured Debentures, the repayment amount was the sum of approximately NIS 165 million (approximately €48.2 million) in principal, accrued interest in the amount of approximately NIS 1.5 million (approximately €0.4 million) and a prepayment fee of approximately NIS 3.5 million (approximately €1.2 million), amounting to an aggregate repayment amount of approximately NIS 170 million (approximately €49.7 million). Following the Early Repayment, the Series E Secured Debentures will be fully repaid and delisted from the Tel Aviv Stock Exchange.